Exhibit 99.1

LETTER OF TRANSMITTAL
TITAN INTERNATIONAL, INC.

Offer to Exchange $200,000,000 of 7.875% Senior Secured Notes due 2017
Registered under the Securities Act of 1933 for
An Equal Amount of Outstanding 7.875% Senior Secured Notes due 2017
Pursuant to the Prospectus dated          , 2010

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON          , 2010, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association

Attn: Specialized Finance
60 Livingston Ave.
St. Paul, MN 55107
phone: 800-934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE COMPLETING IT.

The undersigned acknowledges that he or she has received the prospectus, dated          , 2010 (the “Prospectus”), of Titan International, Inc., an Illinois corporation (the “Company”), and this letter of transmittal (this “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $200,000,000 of its 7.875% Senior Secured Notes due 2017 and the associated guarantees (together, the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Company’s outstanding 7.875% Senior Secured Notes due 2017 and the associated guarantees (together, the “Outstanding Notes”) issued on October 1, 2010, which have not been registered under the Securities Act. Capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus. The Exchange Offer is subject to all of the terms and conditions set forth in the Prospectus, including, without limitation, the right of the Company to waive, subject to applicable laws, conditions. In the event of any conflict between this Letter of Transmittal and the Prospectus, the Prospectus shall govern.

The terms of the Exchange Notes are identical in all respects to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the transfer restrictions, registration rights and provisions for additional interest relating to the Outstanding Notes do not apply to the Exchange Notes. For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive a Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. The Exchange Notes will bear interest from the last interest payment date of the Outstanding Notes for which interest was paid prior to the issue date of the Exchange Notes. Interest on the Exchange Notes will accrue at the rate of 7.875% per annum and will be payable semi-annually on each April 1 and October 1 to holders of record. The Exchange Notes will mature on October 1, 2017.

The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Exchange Offer is extended. The Company will notify the Exchange Agent and the registered holders of the Outstanding Notes of any such extension by oral or written notice thereof.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 11.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount of Outstanding Notes on a separate signed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $2,000 and integral multiples of $1,000. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF OUTSTANDING NOTES
Name(s) and Address(es) of Holder(s) or Name of
DTC Participant and Participant’s DTC Account			Principal
Number in which the Outstanding Notes are Held	Certificate	Aggregate Principal	Amount
(Please fill in, if blank)	Numbers*	Amount Represented**	Tendered **

Total Principal Amount of Notes

* Need not be completed by Holders tendering by book entry transfer (see below).
** Unless otherwise indicated in the column labeled “Principal Amount Tendered” and subject to the terms and conditions set forth in the Prospectus, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Outstanding Notes indicated in the column labeled “Aggregate Principal Amount Represented”. See Instruction 2.

If not already printed above, the name(s) and address(es) of the registered Holder(s) should be printed exactly as they appear on the certificate(s) representing Outstanding Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Outstanding Notes.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY (“DTC”) AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Book-Entry Account:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned further represents that (i) it will acquire the Exchange Notes in the ordinary course of its business; (ii) it has no arrangements or understandings with any person to participate in a distribution of the Exchange Notes; and (iii) it is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act.

The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (ii) such Exchange Notes are acquired in the ordinary course of such holder’s business; and (iii) such holders are not engaged in, and do not intend to engage in, a distribution of the Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a request for a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as it has in other circumstances.

Any broker-dealer and any holder who has an arrangement or understanding with any person to participate in the distribution of Exchange Notes may not rely on the applicable interpretations of the staff of the Commission. Consequently, these holders must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer, it acknowledges that the staff of the Commission considers broker-dealers that acquired Outstanding Notes directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the Exchange Notes.

If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes acquired by such broker-dealer as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, personal representatives, executors, administrators, trustees in bankruptcy and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please issue the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the book-entry account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Outstanding Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3, 4, 5 and 7)

To be completed ONLY if certificates for Outstanding Notes not tendered and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above or if Outstanding Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: Exchange Notes and/or Outstanding Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:
(Including Zip Code)

(Complete accompanying
Substitute Form W-9)

☐	Credit unexchanged Outstanding Notes delivered by book-entry transfer to the DTC account set forth below.

(DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4, 5 and 7)

To be completed ONLY if certificates for Outstanding Notes not tendered and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above or to such person(s) at an address other than shown in the box entitled “Description of Outstanding Notes” on this Letter of Transmittal above.

Mail Exchange Notes and/or Outstanding Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:
(Including Zip Code)

IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A FACSIMILE HEREOF, OR AN AGENT’S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
(To be completed by all tendering holders of Outstanding Notes, regardless of whether Outstanding Notes are being physically delivered herewith)

This Letter of Transmittal must be signed by the holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or, if delivered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below beside “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 4.

If the signature appearing below is not of the record holder(s) of the Outstanding Notes, then the record holder(s) must sign a valid bond power.

X

X
(Signature(s) of Registered Holder(s) or Authorized Signatory)

Date:

Name:

Capacity:

Address:
(Include Zip Code)

Area Code and Telephone No.:

Please complete Substitute Form W-9 Herein

MEDALLION SIGNATURE GUARANTEE
(If Required by Instruction 4)

Name of Eligible Institution Guaranteeing Signatures

Address (including Zip Code) and Telephone Number (including Area Code) of Firm

Authorized Signature

Printed Name

Title

Date

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
Registered 7.875% Senior Secured Notes due 2017 for
Outstanding 7.875% Senior Secured Notes due 2017 Issued October 1, 2010
of Titan International, Inc.

1. Delivery of this Letter of Transmittal and Outstanding Notes.  A holder of Outstanding Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Outstanding Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date or (ii) complying with the procedure for book-entry transfer described below. Outstanding Notes tendered hereby must be in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

For purposes of the Exchange Offer, the Exchange Agent will establish an account at DTC, with respect to the Outstanding Notes promptly after the date of the Prospectus. DTC participants may make book-entry delivery of Outstanding Notes by causing DTC to transfer such Outstanding Notes into the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) procedures for such transfer. However, although delivery of Outstanding Notes may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date for a holder to have validly tendered its Outstanding Notes.

A holder may tender Outstanding Notes that are held through DTC by transmitting its acceptance through DTC’s ATOP, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgment from the participant tendering the Outstanding Notes that such participant has received the Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

DELIVERY OF THE AGENT’S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT’S MESSAGE BY A DTC PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND-DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO THE COMPANY OR DTC. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE “THE EXCHANGE OFFER” SECTION OF THE PROSPECTUS.

2. Partial Tenders; Withdrawals.  If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes tendered in the box entitled “Description of Outstanding Notes — Principal Amount Tendered.” A newly issued certificate for the Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., Eastern time, on the Expiration Date.

For a withdrawal to be effective:

•	the Exchange Agent must receive a written notice, which may be by facsimile transmission or letter, of withdrawal at the address set forth above, or

•	for DTC participants, holders must comply with DTC’s standard operating procedures for electronic tenders and the Exchange Agent must receive an electronic notice of withdrawal from DTC.

Any notice of withdrawal must:

•	specify the name of the person who deposited the Outstanding Notes to be withdrawn,

•	identify the Outstanding Notes to be withdrawn, including the certificate number or numbers and principal amount of the Outstanding Notes to be withdrawn,

•	be signed by the person who tendered the Outstanding Notes in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantees, and

•	specify the name in which any Outstanding Notes are to be re-registered, if different from that of the withdrawing holder.

The Exchange Agent will return the properly withdrawn Outstanding Notes without cost to the holder promptly following receipt of the notice of withdrawal. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity, form and eligibility, including time of receipt, of any notice of withdrawal will be determined by the Company, in its sole discretion, and such determination will be final and binding on all parties.

3. Tender by Holder.  Except in limited circumstances, only a DTC participant listed on a DTC securities position listing may tender Outstanding Notes in the Exchange Offer. Any beneficial owner of Outstanding Notes who is not the registered holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner’s behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Outstanding Notes.

4. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures.  If this Letter of Transmittal is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder (including any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any Outstanding Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder(s) name(s) appear(s) on the Outstanding Notes.

If this Letter of Transmittal or any certificates of Outstanding Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes tendered pursuant thereto are tendered (i) by a registered holder (including any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing an “Eligible Institution”).

5. Special Issuance and Delivery Instructions.  Tendering holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

6. Taxpayer Identification Number.  Under United States federal income tax law, a tendering holder whose Outstanding Notes are accepted for exchange may be subject to backup withholding (currently at a 28% rate) on payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer. To prevent backup withholding, each tendering holder of Outstanding Notes must provide to the Exchange Agent such holder’s correct taxpayer identification number (“TIN”) by completing the Substitute Form W-9 below, certifying that the holder is a United States person (including a United States resident alien), that the TIN provided is correct (or that the holder is awaiting a TIN), and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, the holder of Exchange Notes may be subject to backup withholding on all reportable payments made after the exchange.

If the tendering holder is an individual, the TIN is his or her social security number. If the tendering holder is a nonresident alien or a foreign entity not subject to backup withholding, the holder must provide to the Exchange Agent the appropriate completed Form W-8 rather than a Substitute Form W-9. These forms may be obtained from the Exchange Agent. See the accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, the tendering holder should consult the W-9 Guidelines for information regarding which TIN to report.

If the tendering holder does not have a TIN or does not know its TIN, the holder should check the box in Part IV of the Substitute Form W-9, write “Applied For” in lieu of its TIN in Part I, sign and date the form and provide it to the Exchange Agent. In addition, such tendering holder also must sign and date the Certificate of Awaiting Taxpayer Identification Number. A tendering holder that does not have a TIN should consult the W-9 Guidelines for instructions on applying for a TIN. Note: Checking the box in Part IV of the Substitute Form W-9 and writing “Applied For” in Part I means that the tendering holder has already applied for a TIN or that the holder intends to apply for one in the near future. If a tendering holder checks the box in Part IV and writes “Applied For” in Part I, backup withholding at the applicable rate will nevertheless apply to all reportable payments made to such holder. If such a holder furnishes its properly certified TIN to the Exchange Agent within 60 days of the Exchange Agent’s receipt of the Substitute Form W-9, however, any amounts so withheld shall be refunded to such holder. If, however, the tendering holder has not provided the Exchange Agent with its TIN within such 60-day period, such previously retained amounts will be remitted to the IRS as backup withholding.

Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS.

7. Transfer Taxes.  Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

8. Waiver of Conditions.  The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus at any time and from time to time prior to the Expiration Date.

9. No Conditional Tenders.  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal or, in lieu thereof, in accordance with DTC’s ATOP procedures, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

10. Mutilated, Lost, Stolen or Destroyed Outstanding Notes.  Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address and telephone number indicated above for further instructions.

11. Requests for Assistance or Additional Copies.  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, should be directed to the Exchange Agent, at the address and telephone number indicated above.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All section references, unless otherwise indicated, are to the Internal Revenue Code of 1986, as amended.

Give the SOCIAL
SECURITY number
For this type of account		of —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual Revocable Savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

Give the EMPLOYER
IDENTIFICATION number
For this type of account		of —
6.	A valid trust, estate, or pension trust	The legal entity(4)
7.	Corporation or LLC electing corporate status on IRS Form 8832	The corporation
8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
9.	Partnership or multimember LLC	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	If you are an individual, you must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), Form SS-4, Application for Employer Identification Number (for business and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) and apply for a number. You may obtain these forms at an office of the Social Security Administration or from the Internal Revenue Service or “IRS” (web site at www.irs.gov).

If you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part I, check the box in Part IV, sign and date the form, and give it to the payer. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a taxpayer identification number and give it to the payer before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your taxpayer identification number to the taxpayer identification number.

Note:  Entering “Applied For” means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

CAUTION:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A financial institution.

•	A corporation.

•	A dealer in securities or commodities required to register in the Unites States, the District of Columbia, or a possession of the Unites States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 or described in section 4947.

In general, payments that are not subject to information reporting are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

If you are a nonresident alien or a foreign entity not subject to backup withholding, please complete, sign and return an appropriate Form W-8 (which may be obtained from the Tender Agent or the IRS website at www.irs.gov) to establish your exemption from backup withholding.

Privacy Act Notice.  Section 6109 requires you to give taxpayer identification numbers to payers who must file an information return with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Statements with Respect to Withholding.  If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number.  If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

PAYER’S NAME: Titan International, Inc.
SUBSTITUTE FORM W-9	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number or Employer Identification Number (If awaiting TIN, write “Applied For”)

Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

Part III — Certification.
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).

Part IV — Check the box if you are awaiting your TIN ☐

Signature:		Date: , 2010
Name:
Address:
ENTITY TYPE: ☐ Individual/ Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other (specify)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number. If I do not provide a TIN by the Expiration Date, any amounts withheld will be sent to the IRS as backup withholding.

Signature:   Date:  , 2010

Any questions or requests for assistance or additional copies of this Letter of Transmittal or the Exchange Offer may be directed to the Exchange Agent at the telephone numbers and address listed below. A Holder may also contact such Holder’s broker, dealer, commercial bank, trust company or nominee for assistance concerning the Exchange Offer.

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association

Attn: Specialized Finance
60 Livingston Ave.
St. Paul, MN 55107
phone: 800-934-6802